Summary Prospectus Supplement dated April 30, 2020
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for the Fund listed below:
Invesco Oppenheimer Global Allocation Fund
This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.
The following information replaces the table in its entirety under the heading “Management of the Fund”:
Portfolio Managers	Title	Length of Service on the Fund
Alessio de Longis	Portfolio Manager	2019 (predecessor fund 2015)
Duy Nguyen	Portfolio Manager	2020
O-GLAL-SUMPRO-SUP